EXHIBIT 10.2

EMPLOYMENT AGREEMENT

                    THIS IS AN AGREEMENT dated as of August 16, 1995, by and between SHORELINE FINANCIAL CORPORATION, a Michigan corporation ("Shoreline"), and WAYNE R. KOEBEL ("Employee").

                    Employee is currently serving as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Shoreline and Executive Vice President and Chief Financial Officer of Shoreline Bank (the "Bank"), a Michigan banking corporation and wholly owned subsidiary of Shoreline. In view of Employee's knowledge, reputation and substantial experience, the Board of Directors of Shoreline (the "Board") has determined that it is in the best interests of Shoreline and the Bank to obtain the continued services of Employee and the availability of his objective advice and counsel.

                    ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

          1.          Employment. Shoreline agrees to employ Employee, effective as of the date of this Agreement (the "Employment"), to serve as the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Shoreline and the Executive Vice President and Chief Financial Officer of the Bank, or to serve such other subsidiary or subsidiaries of Shoreline as may be mutually agreed by Shoreline and Employee. Employee accepts the Employment on the terms and conditions set forth in this Agreement. Employee agrees to devote substantially his entire time and attention to the management and operation of Shoreline and the Bank, or such other duties as may be assigned to him by the Board pursuant to this Agreement. The Board may assign such other duties and responsibilities as are substantially consistent with the services being performed by Employee for Shoreline and the Bank on the date of this Agreement. Notwithstanding the foregoing, Employee's expenditure of reasonable amounts of time for personal or outside business, charitable and professional activities shall not be deemed to constitute a breach of this Agreement, so long as such activities do not materially interfere with the services required to be rendered by Employee under this Agreement.

          2.          Compensation.

          (a)          Salary and Bonus or Incentive Compensation. In consideration for his services, Employee shall be paid a salary and such bonus or incentive compensation as may be determined from time to time by the Board upon the recommendation of its Compensation Committee. In determining Employee's compensation, the Compensation Committee shall consider the prevailing compensation for comparable positions with peer group banks. During the term of this Agreement, Employee's salary shall not be decreased without his consent except pursuant to a general decrease in the salary of all senior officers of Shoreline. The Board may cause any Shoreline subsidiary to which Employee is rendering services pursuant to this Agreement to pay all or any part of Employee's salary, bonus, fringe benefits or other compensation under this Agreement in lieu of payment by Shoreline. Such payment by a subsidiary of Shoreline shall discharge the obligation of Shoreline under this Agreement to the extent of such payment.

          (b)          Benefits. Employee shall enjoy all rights, benefits and privileges to which he may be entitled as an employee of either or both of Shoreline or the Bank, as the case may be, under any retirement, deferred compensation, pension, profit sharing or other employee benefit plan, or under any policy of health, life, disability, hospitalization or other insurance which may now be in effect or which may hereafter be adopted, on a basis at least as favorable as is enjoyed by other employees of Shoreline or the Bank during the Employment. Employee shall be provided other fringe benefits on the same basis and at a level commensurate with those generally available to executive officers of Shoreline and the Bank.

          3.          Term and Termination. The Employment shall commence as of the date of this Agreement and shall continue until this Agreement is terminated in accordance with any of the following provisions:

          (a)          Death. If Employee shall die while this Agreement is in effect, this Agreement shall terminate as of the date of his death. Shoreline shall cause Employee's compensation and benefits pursuant to Paragraph 2 of this Agreement to be paid through the last day of the calendar month in which Employee's death occurs.

          (b)          Disability. If Employee shall be unable to substantially perform his employment duties for a period of nine (9) successive months by reason of any physical or mental disability resulting from accident or illness, this Agreement may be terminated as of the end of any calendar month following the expiration of such nine- month period: (i) by Shoreline based upon a determination that Employee is disabled and by notice in writing to that effect to Employee; or (ii) by Employee by his resignation in writing to Shoreline. Any determination as to whether Employee is disabled shall be made by a licensed physician selected by agreement of Shoreline and Employee or, if they cannot agree upon a physician, then by a majority of a panel of three (3) licensed physicians, consisting of one physician selected by Shoreline, one physician selected by Employee, and the third selected by the first two. All rights of Employee to compensation under this Agreement shall terminate immediately upon termination of this Agreement pursuant to this Subparagraph 3(b).

          (c)          Termination for Cause. Shoreline shall have the right to terminate the Employment and this Agreement for "Cause". For purposes of this Agreement, "Cause" shall be limited to (i) the willful and continued failure by Employee to substantially perform such employment duties as are reasonable and appropriate to his positions (other than any failure resulting from a disability described in Subparagraph 3(b)), after a demand for substantial performance is delivered to Employee on behalf of the Board which specifically identifies the manner in which it is alleged that Employee has not substantially performed his duties, or (ii) the willful engaging by Employee in misconduct which is materially injurious to Shoreline or the Bank, monetarily or otherwise, including without limitation, misappropriation of property or funds, conviction of a felony or violation of banking statutes or regulations. For purposes of this Subparagraph, no act or failure to act on Employee's part shall be considered "willful" unless done or omitted to be done by Employee not in good faith and without reasonable belief that his action or omission was in the best interests of Shoreline and the Bank. Notwithstanding the foregoing, this Agreement shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee written notice of termination on behalf of the Board after reasonable notice to him, an opportunity for him to be heard before the Board, and a finding that in the reasonable opinion of at least two-thirds (2/3) of the entire Board, Employee was guilty of conduct set forth above in clauses (i) or (ii) above and describing such conduct in detail.

          (d)          Termination by Employee for Good Reason. Employee shall have the right to terminate this Agreement for "Good Reason" by delivering to Shoreline written notice of termination within three (3) years after the occurrence of any of the events described in this Subparagraph. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without Employee's express written consent:

          (i)          The assignment to Employee of any position or duties of materially less responsibility and status than Employee's present positions, duties, responsibilities and status with Shoreline or the Bank, or a materially adverse change in Employee's reporting responsibilities, titles or offices as presently in effect, or any removal of Employee from or any failure to reelect Employee to any of such positions, except in connection with the termination of this Agreement by reason of Employee's death or disability or for Cause, or by Employee pursuant to Subparagraph 3(e);

          (ii)          The failure by Shoreline to consider Employee for an increase in salary no less frequently than annually, or a material reduction or termination by Shoreline of Employee's salary, bonus, incentive compensation or any other forms of compensation payable to Employee pursuant to Subparagraph 2(a);

          (iii)          The relocation of Shoreline's principal executive offices to a location outside Berrien County, Michigan, or Shoreline's imposition of any requirement that Employee be based anywhere other than in Berrien County, Michigan; or

          (iv)          The failure of Shoreline to fulfill any of its obligations under this Agreement.

          (e)          Voluntary Termination by Employee. Employee shall have the right to voluntarily terminate this Agreement and the Employment for reasons other than those set forth in the foregoing Subparagraphs of this Paragraph 3 by giving thirty (30) days' written notice to Shoreline specifying the date of termination.

          (f)          Termination by Shoreline. Shoreline shall have the right to terminate this Agreement at any time (with or without also terminating the Employment), upon the affirmative vote of two-thirds (2/3) of the entire Board, by giving sixty (60) days' written notice to Employee specifying the date of termination of this Agreement.

          4.          Severance Benefits. If this Agreement shall be terminated by Employee for Good Reason pursuant to Subparagraph 3(d), or by Shoreline pursuant to notice given in accordance with Subparagraph 3(f), Employee shall be entitled to receive severance benefits consisting of the following:

          (a)          Severance Payments. If such termination occurs within three (3) years after a "Change in Control," as defined below, monthly severance payments equal to the average of Employee's aggregate monthly cash compensation received from Shoreline and the Bank during the five (5) fiscal years of Shoreline immediately preceding termination of this Agreement. Such severance payments shall be paid for and over thirty-six (36) months.

          (b)          Accrued Bonus. Any bonus that was or would have been accrued by Shoreline or the Bank, as the case may be, for the benefit of Employee on the date of termination of this Agreement pursuant to Shoreline's or the Bank's standard practices for computing bonuses.

          (c)          Benefits. Continued participation, during the period over which severance payments are required pursuant to Subparagraph 4(a), in all benefits provided by Subparagraph 2(b) in which Employee is participating on the date of termination; provided, that if for any reason Employee's participation in any such plan or program is barred or otherwise prevented, Shoreline shall provide Employee with benefits or payments of substantially the same value.

          (d)          Change in Control Defined. For purposes of this Agreement, a "Change in Control" shall have occurred if:

          (i)          There has been a change in the control of Shoreline of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14a promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Shoreline representing 25 percent or more of the combined voting power of Shoreline's then outstanding securities, or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof (unless the election or nomination for election by Shoreline's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period);

          (ii)          The Board has received any notice or other communication from any individual, corporation, partnership, joint venture or other entity expressing a desire to propose, negotiate or discuss any tender offer, exchange offer, merger, consolidation, sale of shares, sale of assets not in the ordinary course, or other business combination involving Shoreline or any of Shoreline's sub-

sidiaries ("Business Combination") and such notice, communication, or proposal has not been withdrawn or terminated; or

          (iii)          Public announcement by any individual, corporation, partnership, joint venture or other entity expressing an intent to seek any Business Combination and such announcement or intent has not been withdrawn or terminated.

          Except as expressly provided in this Paragraph, upon termination of this Agreement, Employee shall cease to be an employee of Shoreline or the Bank for all purposes and shall have no further rights as an employee after such termination.

          5.          Parachute Payments. Notwithstanding any other provision of this Agreement, if (i) part or all of any compensation and benefits to be paid to Employee by or on behalf of Shoreline, whether under this Agreement or otherwise, constitute a "parachute payment" (or payments) under Section 280G or any other similar provision of the Code, and (ii) if the aggregate present value of such parachute payments (the "Parachute Amount") exceeds 2.99 times Employee's "base amount" as defined in Section 280G of the Code, then the amounts otherwise payable to or for the benefit of Employee subsequent to the termination of this Agreement and taken into account in calculating the Parachute Amount (the "termination payments"), shall be adjusted to the extent necessary to equate the Parachute Amount with 2.99 times Employee's "base amount." The adjustments permitted under this Paragraph 5 may include the elimination of payments, the reduction of the amount of any payments, and the extension of the date upon which the payments would otherwise be due to reduce the present value of such payments. Payment of the amount by which any compensation or benefit to Employee is reduced pursuant to this Paragraph shall be deferred for one or more fiscal years thereafter and shall be paid to Employee in the next following fiscal year or years to the extent that he receives no parachute payment subject to an excise tax in any such year.

          6.          No Solicitation. Following the termination of the Employment or this Agreement for any reason, Employee shall not, individually or on behalf of any corporation, partnership, joint venture or other entity, directly or indirectly solicit or induce any officer or other employee of Shoreline or any of its affiliates to leave his or her employment with Shoreline or such affiliate.

          7.          Successors; Binding Agreement.

          (a)          Shoreline shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or both of Shoreline or the Bank, by agreement in form and substance reasonably satisfactory to Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Shoreline would be required to perform it if no such succession had taken place. Failure of Shoreline to obtain such agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation in the same amount and on the same terms as Employee would be entitled hereunder if Employee terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of termination. As used in this Agreement, "Shoreline" shall mean Shoreline and any successor to Shoreline's business, assets or both which executes and delivers the agreement provided for in this Paragraph 7 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

          (b)          This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amount would still be payable to him under this Agreement if he had continued to live, all such amounts, except as otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there be no such designee, to his estate.

          8.          Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Employee at his residence address as reflected in the personnel records of Shoreline, or to Shoreline at its principal executive offices to the attention of the Chief Executive Officer of Shoreline with a copy to the Secretary of Shoreline, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          9.          Entire Agreement. No agreements or representations, written or oral, express or implied, with respect to the subject matter of this Agreement have been made by either party which are not set forth expressly in this Agreement, and this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          10.          Amendment and Waiver. No provisions of this Agreement may be amended, modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be satisfied or performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at the time or at any prior or subsequent time.

          11.          Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          12.          Governing Law. The validity, interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Michigan.

                    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.
SHORELINE FINANCIAL CORPORATION
By	/s/Dan L. Smith
Dan L. Smith
Chairman of the Board, President and
Chief Executive Officer

/s/Wayne R. Koebel
Wayne R. Koebel
"Employee"

EMPLOYMENT AGREEMENT

                    THIS IS AN AGREEMENT dated as of August 16, 1995, by and between SHORELINE FINANCIAL CORPORATION, a Michigan corporation ("Shoreline"), and DAN L. SMITH ("Employee").

                    Employee is currently serving as Chairman of the Board, President and Chief Executive Officer of Shoreline and Chairman of the Board, President and Chief Executive Officer of Shoreline Bank, a Michigan banking corporation and wholly owned subsidiary of Shoreline (the "Bank"). Employee has been employed by Shoreline, the Bank, and their predecessors since July 16, 1956. In view of Employee's knowledge, reputation and substantial experience, the Board of Directors of Shoreline (the "Board") has determined that it is in the best interests of Shoreline and the Bank to obtain the continued services of Employee and the availability of his objective advice and counsel.

                    ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

          1.          Employment. Shoreline agrees to employ Employee, effective as of the date of this Agreement (the "Employment"), to serve as the Chairman of the Board, President and Chief Executive Officer of Shoreline and the Chairman of the Board, President and Chief Executive Officer of the Bank, or to serve such other subsidiary or subsidiaries of Shoreline as may be mutually agreed by Shoreline and Employee. Employee accepts the Employment on the terms and conditions set forth in this Agreement. Employee agrees to devote substantially his entire time and attention to the management and operation of Shoreline and the Bank, or such other duties as may be assigned to him by the Board pursuant to this Agreement. The Board may assign such other duties and responsibilities as are substantially consistent with the services being performed by Employee for Shoreline and the Bank on the date of this Agreement. Notwithstanding the foregoing, Employee's expenditure of reasonable amounts of time for personal or outside business, charitable and professional activities shall not be deemed to constitute a breach of this Agreement, so long as such activities do not materially interfere with the services required to be rendered by Employee under this Agreement.

          2.          Compensation.

          (a)          Salary and Bonus or Incentive Compensation. In consideration for his services, Employee shall be paid a salary and such bonus or incentive compensation as may be determined from time to time by the Board upon the recommendation of its Compensation Committee. In determining Employee's compensation, the Compensation Committee shall consider the prevailing compensation for comparable positions with peer group banks. During the term of this Agreement, Employee's salary shall not be decreased without his consent except pursuant to a general decrease in the salary of all senior officers of Shoreline. The Board may cause any Shoreline subsidiary to which Employee is rendering services pursuant to this Agreement to pay all or any part of Employee's salary, bonus, fringe benefits or other compensation under this Agreement in lieu of payment by Shoreline. Such payment by a subsidiary of Shoreline shall discharge the obligation of Shoreline under this Agreement to the extent of such payment.

          (b)          Benefits. Employee shall enjoy all rights, benefits and privileges to which he may be entitled as an employee of either or both of Shoreline or the Bank, as the case may be, under any retirement, deferred compensation, pension, profit sharing or other employee benefit plan, or under any policy of health, life, disability, hospitalization or other insurance which may now be in effect or which may hereafter be adopted, on a basis at least as favorable as is enjoyed by other employees of Shoreline or the Bank during the Employment. Employee shall be provided other fringe benefits on the same basis and at a level commensurate with those generally available to executive officers of Shoreline and the Bank.

          (c)          Supplemental Retirement Plan. The Company will provide a supplemental retirement benefit to Employee. The benefit will be calculated by first determining the amount of Employee's benefit payable from qualified defined benefit plans maintained by the Company, without reduction for any provisions of the Internal Revenue Code that directly or indirectly limit benefits payable from qualified defined benefit plans, including Sections 401(a)(17) and 415. From this amount the actual benefit payment from the Company qualified defined benefit plans will be subtracted. The result is the benefit payable under the provision. In addition to the amount described in the preceding paragraph, the Company will pay a benefit equal to the amount which was not contributed to any qualified defined contribution plan by the Company as a result of any provisions of the Internal Revenue Code that directly or indirectly limit Company contributions to qualified defined contribution plans, including Sections 401(a)(17), 401(m), 402(g) and 415. Amounts payable under this provision will be adjusted for investment experience, as set forth in the written plan document providing this benefit for Employee. Time of distribution, form of payment, forfeiture of payment and other provisions applicable to this benefit will be governed by the written terms of the plan document established by the Company to provide this benefit.

          3.          Term and Termination. The Employment shall commence as of the date of this Agreement and shall continue until this Agreement is terminated in accordance with any of the following provisions:

          (a)          Death. If Employee shall die while this Agreement is in effect, this Agreement shall terminate as of the date of his death. Shoreline shall cause Employee's compensation and benefits pursuant to Paragraph 2 of this Agreement to be paid through the last day of the calendar month in which Employee's death occurs.

          (b)          Disability. If Employee shall be unable to substantially perform his employment duties for a period of nine (9) successive months by reason of any physical or mental disability resulting from accident or illness, this Agreement may be terminated as of the end of any calendar month following the expiration of such nine- month period: (i) by Shoreline based upon a determination that Employee is disabled and by notice in writing to that effect to Employee; or (ii) by Employee by his resignation in writing to Shoreline. Any determination as to whether Employee is disabled shall be made by a licensed physician selected by agreement of Shoreline and Employee or, if they cannot agree upon a physician, then by a majority of a panel of three (3) licensed physicians, consisting of one physician selected by Shoreline, one physician selected by Employee, and the third selected by the first two. All rights of Employee to compensation under this Agreement shall terminate immediately upon termination of this Agreement pursuant to this Subparagraph 3(b).

          (c)          Termination for Cause. Shoreline shall have the right to terminate the Employment and this Agreement for "Cause". For purposes of this Agreement, "Cause" shall be limited to (i) the willful and continued failure by Employee to substantially perform such employment duties as are reasonable and appropriate to his positions (other than any failure resulting from a disability described in Subparagraph 3(b)), after a demand for substantial performance is delivered to Employee on behalf of the Board which specifically identifies the manner in which it is alleged that Employee has not substantially performed his duties, or (ii) the willful engaging by Employee in misconduct which is materially injurious to Shoreline or the Bank, monetarily or otherwise, including without limitation, misappropriation of property or funds, conviction of a felony or violation of banking statutes or regulations. For purposes of this Subparagraph, no act or failure to act on Employee's part shall be considered "willful" unless done or omitted to be done by Employee not in good faith and without reasonable belief that his action or omission was in the best interests of Shoreline and the Bank. Notwithstanding the foregoing, this Agreement shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee written notice of termination on behalf of the Board after reasonable notice to him, an opportunity for him to be heard before the Board, and a finding that in the reasonable opinion of at least two-thirds (2/3) of the entire Board, Employee was guilty of conduct set forth above in clauses (i) or (ii) above and describing such conduct in detail.

          (d)          Termination by Employee for Good Reason. Employee shall have the right to terminate this Agreement for "Good Reason" by delivering to Shoreline written notice of termination within three (3) years after the occurrence of any of the events described in this Subparagraph. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without Employee's express written consent:

          (i)          The assignment to Employee of any position or duties of materially less responsibility and status than Employee's present positions, duties, responsibilities and status with Shoreline or the Bank, or a materially adverse change in Employee's reporting responsibilities, titles or offices as presently in effect, or any removal of Employee from or any failure to reelect Employee to any of such positions, except in connection with the termination of this Agreement by reason of Employee's death or disability or for Cause, or by Employee pursuant to Subparagraph 3(e);

          (ii)          The failure by Shoreline to consider Employee for an increase in salary no less frequently than annually, or a material reduction or termination by Shoreline of Employee's salary, bonus, incentive compensation or any other forms of compensation payable to Employee pursuant to Subparagraph 2(a);

          (iii)          The relocation of Shoreline's principal executive offices to a location outside Berrien County, Michigan, or Shoreline's imposition of any requirement that Employee be based anywhere other than the principal executive offices of Shoreline or the Bank; or

          (iv)          The failure of Shoreline to fulfill any of its obligations under this Agreement.

          (e)          Voluntary Termination by Employee. Employee shall have the right to voluntarily terminate this Agreement and the Employment for reasons other than those set forth in the foregoing Subparagraphs of this Paragraph 3 by giving thirty (30) days' written notice to Shoreline specifying the date of termination.

          (f)          Termination by Shoreline. Shoreline shall have the right to terminate this Agreement at any time (with or without also terminating the Employment), upon the affirmative vote of two-thirds (2/3) of the entire Board, by giving sixty (60) days' written notice to Employee specifying the date of termination of this Agreement, and with Severance Benefits to Employee as provided in Paragraph 4.

          4.          Severance Benefits. If this Agreement shall be terminated by Employee for Good Reason pursuant to Subparagraph 3(d), or by Shoreline other than as permitted in accordance with Subparagraph 3(b) or (c), Employee shall be entitled to receive severance benefits consisting of the following:

          (a)          Severance Payments. Monthly severance payments equal to the average of Employee's aggregate monthly cash compensation received from Shoreline and the Bank during the five (5) fiscal years of Shoreline immediately preceding termination of this Agreement. Such severance payments shall be paid for and over the number of months equal to the number of years for which Employee has been employed by Shoreline or the Bank.

          (b)          Accrued Bonus. Any bonus that was or would have been accrued by Shoreline or the Bank, as the case may be, for the benefit of Employee on the date of termination of this Agreement pursuant to Shoreline's or the Bank's standard practices for computing bonuses.

          (c)          Benefits. Continued participation, during the period over which severance payments are required pursuant to Subparagraph 4(a), in all benefits provided by Subparagraph 2(b) in which Employee is participating on the date of termination; provided, that if for any reason Employee's participation in any such plan or program is barred or otherwise prevented, Shoreline shall provide Employee with benefits or payments of substantially the same value.

          (d)          Additional Protection. If it is ever asserted that all or partial payment made to Employee under this Paragraph 4 constitutes a "parachute" payment, within the meaning of § 280G of the Internal Revenue Code, Shoreline will pay any additional excise or other taxes, interest, penalties, and expense incurred by Employee because of such assertion, or because of any characterization of such payment as a "parachute payment." It is the intent of this subparagraph to protect the Employee fully against any such assertion or characterization by returning him to the financial position he would have enjoyed had such assertion or characterization never occurred, including but not limited to payment of any additional federal, state, or local income taxes incurred by Employee as a result of any payment to him by Shoreline under this Subparagraph (d).

          5.          No Solicitation. Following the termination of the Employment or this Agreement for any reason, Employee shall not, individually or on behalf of any corporation, partnership, joint venture or other entity, directly or indirectly solicit or induce any officer or other employee of Shoreline or any of its affiliates to leave his or her employment with Shoreline or such affiliate.

          6.          Successors; Binding Agreement.

          (a)          Shoreline shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or both of Shoreline or the Bank, by agreement in form and substance reasonably satisfactory to Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Shoreline would be required to perform it if no such succession had taken place. Failure of Shoreline to obtain such agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation in the same amount and on the same terms as Employee would be entitled hereunder if Employee terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of termination. As used in this Agreement, "Shoreline" shall mean Shoreline and any successor to Shoreline's business, assets or both which executes and delivers the agreement provided for in this Paragraph 7 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

          (b)          This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amount would still be payable to him under this Agreement if he had continued to live, all such amounts, except as otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there be no such designee, to his estate.

          8.          Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Employee at his residence address as reflected in the personnel records of Shoreline, or to Shoreline at its principal executive offices to the attention of the Board of Directors of Shoreline with a copy to the Secretary of Shoreline, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          9.          Entire Agreement. No agreements or representations, written or oral, express or implied, with respect to the subject matter of this Agreement have been made by either party which are not set forth expressly in this Agreement, and this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          10.          Amendment and Waiver. No provisions of this Agreement may be amended, modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be satisfied or performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at the time or at any prior or subsequent time.

          11. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          12.          Governing Law. The validity, interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Michigan.

                    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.
SHORELINE FINANCIAL CORPORATION
/s/Wayne R. Koebel
Wayne R. Koebel
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

By	/s/Dan L. Smith
Dan L. Smith
"Employee"

EMPLOYMENT AGREEMENT

                    THIS IS AN AGREEMENT dated as of June 16, 1999, by and between SHORELINE FINANCIAL CORPORATION, a Michigan corporation ("Shoreline"), and JAMES R. MILROY ("Employee").

                    Employee is currently serving as President and Secretary of Shoreline and President and Cashier of Shoreline Bank (the "Bank"), a Michigan banking corporation and wholly owned subsidiary of Shoreline. In view of Employee's knowledge, reputation and substantial experience, the Board of Directors of Shoreline (the "Board") has determined that it is in the best interests of Shoreline and the Bank to obtain the continued services of Employee and the availability of his objective advice and counsel.

                    ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

          1.          Employment. Shoreline agrees to employ Employee, effective as of the date of this Agreement (the "Employment"), to serve as the President and Secretary of Shoreline and the President and Cashier of the Bank, or to serve such other subsidiary or subsidiaries of Shoreline as may be mutually agreed by Shoreline and Employee. Employee accepts the Employment on the terms and conditions set forth in this Agreement. Employee agrees to devote substantially his entire time and attention to the management and operation of Shoreline and the Bank, or such other duties as may be assigned to him by the Board pursuant to this Agreement. The Board may assign such other duties and responsibilities as are substantially consistent with the services being performed by Employee for Shoreline and the Bank on the date of this Agreement. Notwithstanding the foregoing, Employee's expenditure of reasonable amounts of time for personal or outside business, charitable and professional activities shall not be deemed to constitute a breach of this Agreement, so long as such activities do not materially interfere with the services required to be rendered by Employee under this Agreement.

          2.          Compensation.

          (a)          Salary and Bonus or Incentive Compensation. In consideration for his services, Employee shall be paid a salary and such bonus or incentive compensation as may be determined from time to time by the Board upon the recommendation of its Compensation Committee. In determining Employee's compensation, the Compensation Committee shall consider the prevailing compensation for comparable positions with peer group banks. During the term of this Agreement, Employee's salary shall not be decreased without his consent except pursuant to a general decrease in the salary of all senior officers of Shoreline. The Board may cause any Shoreline subsidiary to which Employee is rendering services pursuant to this Agreement to pay all or any part of Employee's salary, bonus, fringe benefits or other compensation under this Agreement in lieu of payment by Shoreline. Such payment by a subsidiary of Shoreline shall discharge the obligation of Shoreline under this Agreement to the extent of such payment.

          (b)          Benefits. Employee shall enjoy all rights, benefits and privileges to which he may be entitled as an employee of either or both of Shoreline or the Bank, as the case may be, under any retirement, deferred compensation, pension, profit sharing or other employee benefit plan, or under any policy of health, life, disability, hospitalization or other insurance which may now be in effect or which may hereafter be adopted, on a basis at least as favorable as is enjoyed by other employees of Shoreline or the Bank during the Employment. Employee shall be provided other fringe benefits on the same basis and at a level commensurate with those generally available to executive officers of Shoreline and the Bank.

          3.          Term and Termination. The Employment shall commence as of the date of this Agreement and shall continue until this Agreement is terminated in accordance with any of the following provisions:

          (a)          Death. If Employee shall die while this Agreement is in effect, this Agreement shall terminate as of the date of his death. Shoreline shall cause Employee's compensation and benefits pursuant to Paragraph 2 of this Agreement to be paid through the last day of the calendar month in which Employee's death occurs.

          (b)          Disability. If Employee shall be unable to substantially perform his employment duties for a period of nine (9) successive months by reason of any physical or mental disability resulting from accident or illness, this Agreement may be terminated as of the end of any calendar month following the expiration of such nine- month period: (i) by Shoreline based upon a determination that Employee is disabled and by notice in writing to that effect to Employee; or (ii) by Employee by his resignation in writing to Shoreline. Any determination as to whether Employee is disabled shall be made by a licensed physician selected by agreement of Shoreline and Employee or, if they cannot agree upon a physician, then by a majority of a panel of three (3) licensed physicians, consisting of one physician selected by Shoreline, one physician selected by Employee, and the third selected by the first two. All rights of Employee to compensation under this Agreement shall terminate immediately upon termination of this Agreement pursuant to this Subparagraph 3(b).

          (c)          Termination for Cause. Shoreline shall have the right to terminate the Employment and this Agreement for "Cause". For purposes of this Agreement, "Cause" shall be limited to (i) the willful and continued failure by Employee to substantially perform such employment duties as are reasonable and appropriate to his positions (other than any failure resulting from a disability described in Subparagraph 3(b)), after a demand for substantial performance is delivered to Employee on behalf of the Board which specifically identifies the manner in which it is alleged that Employee has not substantially performed his duties, or (ii) the willful engaging by Employee in misconduct which is materially injurious to Shoreline or the Bank, monetarily or otherwise, including without limitation, misappropriation of property or funds, conviction of a felony or violation of banking statutes or regulations. For purposes of this Subparagraph, no act or failure to act on Employee's part shall be considered "willful" unless done or omitted to be done by Employee not in good faith and without reasonable belief that his action or omission was in the best interests of Shoreline and the Bank. Notwithstanding the foregoing, this Agreement shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee written notice of termination on behalf of the Board after reasonable notice to him, an opportunity for him to be heard before the Board, and a finding that in the reasonable opinion of at least two-thirds (2/3) of the entire Board, Employee was guilty of conduct set forth above in clauses (i) or (ii) above and describing such conduct in detail.

          (d)          Termination by Employee for Good Reason. Employee shall have the right to terminate this Agreement for "Good Reason" by delivering to Shoreline written notice of termination within three (3) years after the occurrence of any of the events described in this Subparagraph. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without Employee's express written consent:

          (i)          The assignment to Employee of any position or duties of materially less responsibility and status than Employee's present positions, duties, responsibilities and status with Shoreline or the Bank, or a materially adverse change in Employee's reporting responsibilities, titles or offices as presently in effect, or any removal of Employee from or any failure to reelect Employee to any of such positions, except in connection with the termination of this Agreement by reason of Employee's death or disability or for Cause, or by Employee pursuant to Subparagraph 3(e);

          (ii)          The failure by Shoreline to consider Employee for an increase in salary no less frequently than annually, or a material reduction or termination by Shoreline of Employee's salary, bonus, incentive compensation or any other forms of compensation payable to Employee pursuant to Subparagraph 2(a);

          (iii)          The relocation of Shoreline's principal executive offices to a location outside Berrien County, Michigan, or Shoreline's imposition of any requirement that Employee be based anywhere other than in Berrien County, Michigan; or

          (iv)          The failure of Shoreline to fulfill any of its obligations under this Agreement.

          (e)          Voluntary Termination by Employee. Employee shall have the right to voluntarily terminate this Agreement and the Employment for reasons other than those set forth in the foregoing Subparagraphs of this Paragraph 3 by giving thirty (30) days' written notice to Shoreline specifying the date of termination.

          (f)          Termination by Shoreline. Shoreline shall have the right to terminate this Agreement at any time (with or without also terminating the Employment), upon the affirmative vote of two-thirds (2/3) of the entire Board, by giving sixty (60) days' written notice to Employee specifying the date of termination of this Agreement.

          4.          Severance Benefits. If this Agreement shall be terminated by Employee for Good Reason pursuant to Subparagraph 3(d), or by Shoreline pursuant to notice given in accordance with Subparagraph 3(f), Employee shall be entitled to receive severance benefits consisting of the following:

          (a)          Severance Payments. If such termination occurs within three (3) years after a "Change in Control," as defined below, monthly severance payments equal to the average of Employee's aggregate monthly cash compensation received from Shoreline and the Bank during the five (5) fiscal years of Shoreline immediately preceding termination of this Agreement. Such severance payments shall be paid for and over thirty-six (36) months.

          (b)          Accrued Bonus. Any bonus that was or would have been accrued by Shoreline or the Bank, as the case may be, for the benefit of Employee on the date of termination of this Agreement pursuant to Shoreline's or the Bank's standard practices for computing bonuses.

          (c)          Benefits. Continued participation, during the period over which severance payments are required pursuant to Subparagraph 4(a), in all benefits provided by Subparagraph 2(b) in which Employee is participating on the date of termination; provided, that if for any reason Employee's participation in any such plan or program is barred or otherwise prevented, Shoreline shall provide Employee with benefits or payments of substantially the same value.

          (d)          Change in Control Defined. For purposes of this Agreement, a "Change in Control" shall have occurred if:

          (i)          There has been a change in the control of Shoreline of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14a promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Shoreline representing 25 percent or more of the combined voting power of Shoreline's then outstanding securities, or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof (unless the election or nomination for election by Shoreline's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period);

          (ii)          The Board has received any notice or other communication from any individual, corporation, partnership, joint venture or other entity expressing a desire to propose, negotiate or discuss any tender offer, exchange offer, merger, consolidation, sale of shares, sale of assets not in the ordinary course, or other business combination involving Shoreline or any of Shoreline's subsidiaries ("Business Combination") and such notice, communication, or proposal has not been withdrawn or terminated; or

(iii)          Public announcement by any individual, corporation, partnership, joint venture or other entity expressing an intent to seek any Business Combination and such announcement or intent has not been withdrawn or terminated.

          Except as expressly provided in this Paragraph, upon termination of this Agreement, Employee shall cease to be an employee of Shoreline or the Bank for all purposes and shall have no further rights as an employee after such termination.

          5.          Parachute Payments. Notwithstanding any other provision of this Agreement, if (i) part or all of any compensation and benefits to be paid to Employee by or on behalf of Shoreline, whether under this Agreement or otherwise, constitute a "parachute payment" (or payments) under Section 280G or any other similar provision of the Code, and (ii) if the aggregate present value of such parachute payments (the "Parachute Amount") exceeds 2.99 times Employee's "base amount" as defined in Section 280G of the Code, then the amounts otherwise payable to or for the benefit of Employee subsequent to the termination of this Agreement and taken into account in calculating the Parachute Amount (the "termination payments"), shall be adjusted to the extent necessary to equate the Parachute Amount with 2.99 times Employee's "base amount." The adjustments permitted under this Paragraph 5 may include the elimination of payments, the reduction of the amount of any payments, and the extension of the date upon which the payments would otherwise be due to reduce the present value of such payments. Payment of the amount by which any compensation or benefit to Employee is reduced pursuant to this Paragraph shall be deferred for one or more fiscal years thereafter and shall be paid to Employee in the next following fiscal year or years to the extent that he receives no parachute payment subject to an excise tax in any such year.

          6.          No Solicitation. Following the termination of the Employment or this Agreement for any reason, Employee shall not, individually or on behalf of any corporation, partnership, joint venture or other entity, directly or indirectly solicit or induce any officer or other employee of Shoreline or any of its affiliates to leave his or her employment with Shoreline or such affiliate.

          7.          Successors; Binding Agreement.

          (a)          Shoreline shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or both of Shoreline or the Bank, by agreement in form and substance reasonably satisfactory to Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Shoreline would be required to perform it if no such succession had taken place. Failure of Shoreline to obtain such agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation in the same amount and on the same terms as Employee would be entitled hereunder if Employee terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of termination. As used in this Agreement, "Shoreline" shall mean Shoreline and any successor to Shoreline's business, assets or both which executes and delivers the agreement provided for in this Paragraph 7 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

          (b)          This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amount would still be payable to him under this Agreement if he had continued to live, all such amounts, except as otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there be no such designee, to his estate.

          8.          Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Employee at his residence address as reflected in the personnel records of Shoreline, or to Shoreline at its principal executive offices to the attention of the Chief Executive Officer of Shoreline with a copy to the Secretary of Shoreline, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          9.          Entire Agreement. No agreements or representations, written or oral, express or implied, with respect to the subject matter of this Agreement have been made by either party which are not set forth expressly in this Agreement, and this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          10.          Amendment and Waiver. No provisions of this Agreement may be amended, modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be satisfied or performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at the time or at any prior or subsequent time.

          11. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          12.          Governing Law. The validity, interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Michigan.

                    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.
SHORELINE FINANCIAL CORPORATION
By	/s/Dan L. Smith
Dan L. Smith
Chairman of the Board and
Chief Executive Officer

/s/James R. Milroy
James R. Milroy
"Employee"

EMPLOYMENT AGREEMENT

                    THIS IS AN AGREEMENT dated as of June 16, 1999, by and between SHORELINE FINANCIAL CORPORATION, a Michigan corporation ("Shoreline"), and RICHARD D. BAILEY, II ("Employee").

                    Employee is currently serving as Senior Executive Vice President of Shoreline Bank (the "Bank"), a Michigan banking corporation and wholly owned subsidiary of Shoreline. In view of Employee's knowledge, reputation and substantial experience, the Board of Directors of Shoreline (the "Board") has determined that it is in the best interests of Shoreline and the Bank to obtain the continued services of Employee and the availability of his objective advice and counsel.

                    ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

          1.          Employment. Shoreline agrees to employ Employee, effective as of the date of this Agreement (the "Employment"), to serve as the Senior Executive Vice President of the Bank, or to serve such other subsidiary or subsidiaries of Shoreline as may be mutually agreed by Shoreline and Employee. Employee accepts the Employment on the terms and conditions set forth in this Agreement. Employee agrees to devote substantially his entire time and attention to the management and operation of Shoreline and the Bank, or such other duties as may be assigned to him by the Board pursuant to this Agreement. The Board may assign such other duties and responsibilities as are substantially consistent with the services being performed by Employee for Shoreline and the Bank on the date of this Agreement. Notwithstanding the foregoing, Employee's expenditure of reasonable amounts of time for personal or outside business, charitable and professional activities shall not be deemed to constitute a breach of this Agreement, so long as such activities do not materially interfere with the services required to be rendered by Employee under this Agreement.

          2.          Compensation.

          (a)          Salary and Bonus or Incentive Compensation. In consideration for his services, Employee shall be paid a salary and such bonus or incentive compensation as may be determined from time to time by the Board upon the recommendation of its Compensation Committee. In determining Employee's compensation, the Compensation Committee shall consider the prevailing compensation for comparable positions with peer group banks. During the term of this Agreement, Employee's salary shall not be decreased without his consent except pursuant to a general decrease in the salary of all senior officers of Shoreline. The Board may cause any Shoreline subsidiary to which Employee is rendering services pursuant to this Agreement to pay all or any part of Employee's salary, bonus, fringe benefits or other compensation under this Agreement in lieu of payment by Shoreline. Such payment by a subsidiary of Shoreline shall discharge the obligation of Shoreline under this Agreement to the extent of such payment.

          (b)          Benefits. Employee shall enjoy all rights, benefits and privileges to which he may be entitled as an employee of either or both of Shoreline or the Bank, as the case may be, under any retirement, deferred compensation, pension, profit sharing or other employee benefit plan, or under any policy of health, life, disability, hospitalization or other insurance which may now be in effect or which may hereafter be adopted, on a basis at least as favorable as is enjoyed by other employees of Shoreline or the Bank during the Employment. Employee shall be provided other fringe benefits on the same basis and at a level commensurate with those generally available to executive officers of Shoreline and the Bank.

          3.          Term and Termination. The Employment shall commence as of the date of this Agreement and shall continue until this Agreement is terminated in accordance with any of the following provisions:

          (a)          Death. If Employee shall die while this Agreement is in effect, this Agreement shall terminate as of the date of his death. Shoreline shall cause Employee's compensation and benefits pursuant to Paragraph 2 of this Agreement to be paid through the last day of the calendar month in which Employee's death occurs.

          (b)          Disability. If Employee shall be unable to substantially perform his employment duties for a period of nine (9) successive months by reason of any physical or mental disability resulting from accident or illness, this Agreement may be terminated as of the end of any calendar month following the expiration of such nine- month period: (i) by Shoreline based upon a determination that Employee is disabled and by notice in writing to that effect to Employee; or (ii) by Employee by his resignation in writing to Shoreline. Any determination as to whether Employee is disabled shall be made by a licensed physician selected by agreement of Shoreline and Employee or, if they cannot agree upon a physician, then by a majority of a panel of three (3) licensed physicians, consisting of one physician selected by Shoreline, one physician selected by Employee, and the third selected by the first two. All rights of Employee to compensation under this Agreement shall terminate immediately upon termination of this Agreement pursuant to this Subparagraph 3(b).

          (c)          Termination for Cause. Shoreline shall have the right to terminate the Employment and this Agreement for "Cause". For purposes of this Agreement, "Cause" shall be limited to (i) the willful and continued failure by Employee to substantially perform such employment duties as are reasonable and appropriate to his positions (other than any failure resulting from a disability described in Subparagraph 3(b)), after a demand for substantial performance is delivered to Employee on behalf of the Board which specifically identifies the manner in which it is alleged that Employee has not substantially performed his duties, or (ii) the willful engaging by Employee in misconduct which is materially injurious to Shoreline or the Bank, monetarily or otherwise, including without limitation, misappropriation of property or funds, conviction of a felony or violation of banking statutes or regulations. For purposes of this Subparagraph, no act or failure to act on Employee's part shall be considered "willful" unless done or omitted to be done by Employee not in good faith and without reasonable belief that his action or omission was in the best interests of Shoreline and the Bank. Notwithstanding the foregoing, this Agreement shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Employee written notice of termination on behalf of the Board after reasonable notice to him, an opportunity for him to be heard before the Board, and a finding that in the reasonable opinion of at least two-thirds (2/3) of the entire Board, Employee was guilty of conduct set forth above in clauses (i) or (ii) above and describing such conduct in detail.

          (d)          Termination by Employee for Good Reason. Employee shall have the right to terminate this Agreement for "Good Reason" by delivering to Shoreline written notice of termination within three (3) years after the occurrence of any of the events described in this Subparagraph. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without Employee's express written consent:

          (i)          The assignment to Employee of any position or duties of materially less responsibility and status than Employee's present positions, duties, responsibilities and status with Shoreline or the Bank, or a materially adverse change in Employee's reporting responsibilities, titles or offices as presently in effect, or any removal of Employee from or any failure to reelect Employee to any of such positions, except in connection with the termination of this Agreement by reason of Employee's death or disability or for Cause, or by Employee pursuant to Subparagraph 3(e);

          (ii)          The failure by Shoreline to consider Employee for an increase in salary no less frequently than annually, or a material reduction or termination by Shoreline of Employee's salary, bonus, incentive compensation or any other forms of compensation payable to Employee pursuant to Subparagraph 2(a);

          (iii)          The relocation of Shoreline's principal executive offices to a location outside Berrien County, Michigan, or Shoreline's imposition of any requirement that Employee be based anywhere other than in Berrien County, Michigan; or

          (iv)          The failure of Shoreline to fulfill any of its obligations under this Agreement.

          (e)          Voluntary Termination by Employee. Employee shall have the right to voluntarily terminate this Agreement and the Employment for reasons other than those set forth in the foregoing Subparagraphs of this Paragraph 3 by giving thirty (30) days' written notice to Shoreline specifying the date of termination.

          (f)          Termination by Shoreline. Shoreline shall have the right to terminate this Agreement at any time (with or without also terminating the Employment), upon the affirmative vote of two-thirds (2/3) of the entire Board, by giving sixty (60) days' written notice to Employee specifying the date of termination of this Agreement.

          4.          Severance Benefits. If this Agreement shall be terminated by Employee for Good Reason pursuant to Subparagraph 3(d), or by Shoreline pursuant to notice given in accordance with Subparagraph 3(f), Employee shall be entitled to receive severance benefits consisting of the following:

          (a)          Severance Payments. If such termination occurs within three (3) years after a "Change in Control," as defined below, monthly severance payments equal to the average of Employee's aggregate monthly cash compensation received from Shoreline and the Bank during the five (5) fiscal years of Shoreline immediately preceding termination of this Agreement. Such severance payments shall be paid for and over thirty-six (36) months.

          (b)          Accrued Bonus. Any bonus that was or would have been accrued by Shoreline or the Bank, as the case may be, for the benefit of Employee on the date of termination of this Agreement pursuant to Shoreline's or the Bank's standard practices for computing bonuses.

          (c)          Benefits. Continued participation, during the period over which severance payments are required pursuant to Subparagraph 4(a), in all benefits provided by Subparagraph 2(b) in which Employee is participating on the date of termination; provided, that if for any reason Employee's participation in any such plan or program is barred or otherwise prevented, Shoreline shall provide Employee with benefits or payments of substantially the same value.

          (d)          Change in Control Defined. For purposes of this Agreement, a "Change in Control" shall have occurred if:

          (i)          There has been a change in the control of Shoreline of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14a promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Shoreline representing 25 percent or more of the combined voting power of Shoreline's then outstanding securities, or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof (unless the election or nomination for election by Shoreline's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period);

          (ii)          The Board has received any notice or other communication from any individual, corporation, partnership, joint venture or other entity expressing a desire to propose, negotiate or discuss any tender offer, exchange offer, merger, consolidation, sale of shares, sale of assets not in the ordinary course, or other business combination involving Shoreline or any of Shoreline's subsidiaries ("Business Combination") and such notice, communication, or proposal has not been withdrawn or terminated; or

          (iii)          Public announcement by any individual, corporation, partnership, joint venture or other entity expressing an intent to seek any Business Combination and such announcement or intent has not been withdrawn or terminated.

          Except as expressly provided in this Paragraph, upon termination of this Agreement, Employee shall cease to be an employee of Shoreline or the Bank for all purposes and shall have no further rights as an employee after such termination.

          5.          Parachute Payments. Notwithstanding any other provision of this Agreement, if (i) part or all of any compensation and benefits to be paid to Employee by or on behalf of Shoreline, whether under this Agreement or otherwise, constitute a "parachute payment" (or payments) under Section 280G or any other similar provision of the Code, and (ii) if the aggregate present value of such parachute payments (the "Parachute Amount") exceeds 2.99 times Employee's "base amount" as defined in Section 280G of the Code, then the amounts otherwise payable to or for the benefit of Employee subsequent to the termination of this Agreement and taken into account in calculating the Parachute Amount (the "termination payments"), shall be adjusted to the extent necessary to equate the Parachute Amount with 2.99 times Employee's "base amount." The adjustments permitted under this Paragraph 5 may include the elimination of payments, the reduction of the amount of any payments, and the extension of the date upon which the payments would otherwise be due to reduce the present value of such payments. Payment of the amount by which any compensation or benefit to Employee is reduced pursuant to this Paragraph shall be deferred for one or more fiscal years thereafter and shall be paid to Employee in the next following fiscal year or years to the extent that he receives no parachute payment subject to an excise tax in any such year.

          6.          No Solicitation. Following the termination of the Employment or this Agreement for any reason, Employee shall not, individually or on behalf of any corporation, partnership, joint venture or other entity, directly or indirectly solicit or induce any officer or other employee of Shoreline or any of its affiliates to leave his or her employment with Shoreline or such affiliate.

          7.          Successors; Binding Agreement.

          (a)          Shoreline shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or both of Shoreline or the Bank, by agreement in form and substance reasonably satisfactory to Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Shoreline would be required to perform it if no such succession had taken place. Failure of Shoreline to obtain such agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle Employee to compensation in the same amount and on the same terms as Employee would be entitled hereunder if Employee terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the date of termination. As used in this Agreement, "Shoreline" shall mean Shoreline and any successor to Shoreline's business, assets or both which executes and delivers the agreement provided for in this Paragraph 7 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

          (b)          This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amount would still be payable to him under this Agreement if he had continued to live, all such amounts, except as otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there be no such designee, to his estate.

          8.          Notice. All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to Employee at his residence address as reflected in the personnel records of Shoreline, or to Shoreline at its principal executive offices to the attention of the Chief Executive Officer of Shoreline with a copy to the Secretary of Shoreline, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          9.          Entire Agreement. No agreements or representations, written or oral, express or implied, with respect to the subject matter of this Agreement have been made by either party which are not set forth expressly in this Agreement, and this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          10.          Amendment and Waiver. No provisions of this Agreement may be amended, modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be satisfied or performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at the time or at any prior or subsequent time.

          11. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          12.          Governing Law. The validity, interpretation, construction and enforcement of this Agreement shall be governed by the laws of the State of Michigan.

                    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.
SHORELINE FINANCIAL CORPORATION
By	/s/Dan L. Smith
Dan L. Smith
Chairman of the Board and
Chief Executive Officer

/s/Richard D. Bailey, II
Richard D. Bailey, II
"Employee"